EXHIBIT 10.65

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

DATE:    2020

SETTLEMENT AGREEMENT

Between

BABCOCK AND WILCOX VØLUND A/S

and

[    ]

CMS Cameron McKenna Nabarro Olswang LLP Cannon Place
78 Cannon Street London EC4N 6AF T +44 20 7367 3000
645304040_8

EXHIBIT 10.65
F +44 20 7367 2000
cms.law

645304040_8

EXHIBIT 10.65
TABLE OF CONTENTS
1.DEFINITIONS AND INTERPRETATION    2
2.EFFECT OF THIS SETTLEMENT AGREEMENT    3
3.PAYMENT    3
4.RELEASE AND DISCHARGE    3
5.DISPOSAL OF PROCEEDINGS    4
6.COVENANT NOT TO SUE    4
7.COSTS    5
8.WARRANTIES AND AUTHORITIES    5
9.CONFIDENTIALITY    5
10.ASSIGNMENT    6
11.VARIATION    6
12.SEVERABILITY    6
13.ENTIRE AGREEMENT    6
14.COUNTERPARTS    6
15.GOVERNING LAW AND JURISDICTION    6
16.SUCCESSORS AND ASSIGNS    6
17.NO WAIVER    7
18.    ENFORCEMENT………………………………………………………………………………...7

645304040_8

EXHIBIT 10.65
THIS SETTLEMENT AGREEMENT is made this day of 2020
BETWEEN:
(1)BABCOCK & WILCOX VØLUND A/S (company registration number 25053664) having its registered office at Odinsvej 19, 2600 Glostrup, Denmark, on its own behalf and on behalf of all insureds under the 2017 Policy and the 2018 Policy (“BWV”); and
(2)    [    ],

each a “Party” and together the “Parties”.

WHEREAS
(a)BWV specialises in the manufacture, construction, maintenance and operation of renewable energy plants internationally.
(b)BWV was engaged in relation to four projects in the UK, namely:
(i)The Teesside (or Port Clarence) Project – BWV entered into a joint venture with Lagan Construction Group Limited (incorporating a joint venture entity – BWL Energy (Teesside) Limited) in relation to the Port Clarence Biomass Power Plant, England (the “Teesside Project”);
(ii)The Margam Project – BWV entered into a consortium agreement with Interserve Construction Limited (“ICL”) in relation to the Margam Biomass Plant, Wales (the “Margam Project”);
(iii)The Templeborough Project – BWV entered into a consortium agreement with ICL in relation to the Templeborough Biomass Plant, Rotherham, England (the “Templeborough Project”); and
(iv)The Dunbar Project – BWV entered into a consortium agreement with ICL in relation to the Dunbar Energy-from-Waste (EfW) Facility, Scotland (the “Dunbar Project”).
(collectively the “UK Projects”).
(c)In addition, BWV constructed a waste to energy power plant in Copenhill, Denmark for Amager
Resource Center I/S (the “ARC Project”).
(d)The UK Projects became significantly delayed and have been the subject of various third party claims, including claims against BWV alleging negligence arising from its failure to perform its duties.
(e)BWV has suffered loss in respect of the UK Projects and the ARC Project which it considers is covered under Professional Indemnity Insurance Policies dated 7 February 2017 and 15 December 2017 respectively, issued by [ ] (the “2017 Policy” and “2018 Policy”, together, the “Policies”); however, [ ] objected to the claims, and BWV has therefore referred a dispute to arbitration.
(the “Dispute”).

(f)BWV has notified 11 claims under the 2017 Policy and further two claims under the 2018 Policy in the total amount of £69,021,108.21. Three claims under the 2017 Policy relate to a

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fundamental design error by BWV leading to a beam failure at its Teesside Project and claims concerning defects in the beam design at its Margam Project and Templeborough Project (the “Beam Claims”). The balance of the claims under the 2017 Policy relate to structural, electrical and

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piping engineering errors by BWV relating to the Teesside Project, Margam Project, Templeborough Project, and Dunbar Project (the “Non-Beam Claims”). The claims made under the 2018 Policy relate to engineering failures arising out of BWV’s failure to perform its services on (i) the Margam Project, and (ii) the ARC Project (the “2018 Claims”).
a.BWV has brought the Beam Claims, Non-Beam Claims, and 2018 Claims as set out in BWV’s Amended Statement of Claim against [ ] in Danish Institute of Arbitration (“DIA”) proceedings [    ], arising out of or in connection with the Policies (the "Proceedings").
b.The Parties now wish to fully and finally settle the Proceedings and the Dispute between the Parties in accordance with the terms of this Settlement Agreement.

IT IS HEREBY AGREED AS FOLLOWS:

1.DEFINITIONS AND INTERPRETATION
a.In this Settlement Agreement, unless the context requires otherwise, the following words and expressions have the following meanings:
i..“ARC Project” is given the meaning in Recital (C) above;
ii..“Beam Claims” is given the meaning in Recital (F) above;
iii..“CMS” means CMS Cameron McKenna Nabarro Olswang LLP, BWV’s legal representative;
iv..“Consent Award” means the consent award in the agreed form at Schedule 2;
v..“Consent Award Letter” means the letter at Schedule 1, in an agreed format, from the Parties to the Tribunal and DIA confirming that the Parties have agreed to discontinue the Proceedings and requesting the Tribunal to issue a Consent Award in the agreed form;
vi..“DIA” is given the meaning in Recital (F) above;
vii..“DIA Confirmation Letter” means the letter in Schedule 3, in an agreed format, to be sent to the Parties from the DIA, confirming that the Consent Award is final and binding;
viii..“Dispute” is given the meaning in Recital (E) above;
1.1.9 [    ];
x..Dunbar Project” is given the meaning in Recital (B) above;
xi..“ICL” is given the meaning in Recital (B) above;
xii..“Margam Project” is given the meaning in Recital (B) above;
xiii..“Non-Beam Claims” is given the meaning in Recital (F) above;
xiv..“Policies” is given the meaning in Recital (E) above;
xv..“Proceedings” is given the meaning in Recital (G) above;
xvi..“Settlement Agreement” means this agreement;
xvii..“Settlement Sum” is given the meaning in paragraph 3.1 below;
xviii..“Released Claims” is given the meaning in paragraph 4.1 below;

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xix..“Teesside Project” is given the meaning in Recital (B) above;

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i.“Templeborough Project” is given the meaning in Recital (B) above;
ii.“Tribunal” refers to the arbitral tribunal, comprising Mr Stefan Lindskog, Mr Morten
Samuelsson and John Rowland QC, appointed in the Proceedings;
iii.“UK Projects” is given the meaning in Recital (B) above;
iv.“2017 Policy” is given the meaning in Recital (F) above;
v.“2018 Policy” is given the meaning in Recital (F) above; and
vi.“2018 Claims” is given the meaning in Recital (F) above.
b.In this Settlement Agreement the headings are for convenience only and will not affect the interpretation of this Settlement Agreement. The singular includes the plural and vice versa.
c.Unless otherwise defined within this Settlement Agreement, all capitalised terms will mean the same as the definitions set out in the Subcontract.

1.EFFECT OF THIS SETTLEMENT AGREEMENT
a.The Parties agree that this Settlement Agreement shall become binding on the Parties as soon as each Party has executed the Settlement Agreement.
b.This Settlement Agreement is only binding on the Parties and for the avoidance of doubt, does not compromise or in any way affect any claims held or pursued against third parties.

2.SETTLEMENT SUM
a.The Settlement Sum is $ USD 26 million.
b.[ ] shall pay to BWV the Settlement Sum within fourteen calendar days of the date of this Settlement Agreement. Payment shall be made by way of bank transfer to:

]

c.Further, as consideration in addition to the Settlement Sum, against reduced recovery under the Policies, BWV has hereby acquired any rights of recourse, including rights of recourse arising as a consequence of this Settlement Agreement, [    ] may have against third parties under the Policies and applicable law, including section 22 of the Danish Liability and Compensation Act [in Danish: Erstatningsansvarsloven]. By signing this Settlement Agreement, [    ] irrevocably and unconditionally assigns [in Danish: transport til eje] to BWV any and all rights of recourse as set out in this paragraph.

3.RELEASE AND DISCHARGE
a.This Settlement Agreement is in full and final settlement of the Proceedings and the Dispute, and each Party hereby irrevocably, wholly and unconditionally releases, waives and forever discharges, all and/or any claims or circumstances (whether already notified to [ ] or not), that it

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has had, may have or hereafter can, shall or may have against the other Party, including but not limited to their holding companies, subsidiaries, affiliates, directors or employees in connection

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to the Dispute or under the Policies, including but not limited to any claims; and / or the underlying facts relating to the Dispute (collectively the “Released Claims”).

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5.
5.1
DISPOSAL OF PROCEEDINGS
CMS and [    ] have agreed the form of letter, on behalf of the Parties, in Schedule 1 with the following enclosures:
(a)The Consent Award in the agreed form at Schedule 2; and
(b)The agreed form letter requesting the DIA to confirm that the Consent Award is final and binding at Schedule 3.

b.Within five days of [ ] paying the Settlement Sum referred to in paragraph 3.1 above, CMS shall send Schedules 1 (the Consent Award Letter), Schedule 2 (the Consent Award) and Schedule 3 (the DIA Confirmation Letter) to the Tribunal and the DIA, copying [ ].
c.For the avoidance of doubt, the Parties agree that the Consent Award shall be a final, binding and non-appealable determination, and in agreeing such Consent Award, the Parties have waived any and all rights they may have to:
i.Challenge the jurisdiction of the Tribunal for any reason whatsoever;
ii.Challenge the Consent Award on grounds of jurisdiction or for any other reason; and
iii.Resist enforcement of the Consent Award for any reason and in any jurisdiction.
d.For the further avoidance of doubt, the Parties have agreed that none of the grounds for refusal of recognition and enforcement set out in Article V of the Convention on the Recognition and Enforcement of Foreign Arbitral Awards apply.

6.COVENANT NOT TO SUE
a.With effect from the date of this Settlement Agreement each Party agrees and undertakes not to commence, pursue, continue, voluntarily aid in any way, encourage, prosecute or cause to be commenced, pursued, continued or prosecuted against any other Party, or any of them, any action, suit or other proceedings concerning the Released Claims, in this jurisdiction or any other.
b.Nothing in this Settlement Agreement shall prevent either Party from taking action against the other in the event of any breach this Settlement Agreement after the date of this Settlement Agreement.

7.COSTS
a.Each Party shall bear its own legal and other costs arising out of or in connection with this Settlement Agreement (including the implementation of all matters provided by this Settlement Agreement).
b.Each Party shall bear 50% of the fees and expenses incurred by the Tribunal in the Proceedings and the DIA’s administrative charges (including the registration fee(s)), to be determined by the DIA, pursuant to Schedules 1, 2 and 3 hereto.

8.WARRANTIES AND AUTHORITIES
a.Each Party expressly warrants and represents that:
i..It has not sold, transferred, assigned or otherwise disposed of its interest in the Released Claims or of any rights of recourse, as set out in paragraph 3.3, and irrevocably agrees

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that it will not assign, transfer or otherwise dispose of its interest in the Released Claims of any rights of recourse, as set out in paragraph 3.3 to any third parties;
i.It has the full right, capacity, power and authority to enter into, execute, deliver and perform this Settlement Agreement;
ii.The individuals named below are authorised to sign this Settlement Agreement on its behalf;
iii.This Settlement Agreement has been, or will be, duly authorised, executed and delivered by the Parties and constitutes, or will when executed constitute, its legal, valid and binding obligations; and
iv.The execution of this Settlement Agreement and compliance with its terms will not result in violation by any Party of its constituent documents or of any provision contained in any agreement or instrument to which it is a party or by which it is bound or in any statute, law, rule, regulation, judgment, decree or order applicable to it.

1.CONFIDENTIALITY
a.The terms of this Settlement Agreement and the substance of all negotiations in connection with this Settlement Agreement are confidential to the Parties and their advisers, who shall not disclose them to, or otherwise communicate them to, any third party, other than:
i.To the Parties’ respective auditors, insurers and reinsurers and legal advisers to the extent necessary to enable them to perform their professional duties and on terms which preserve confidentiality;
ii.To the extent required by any applicable law;
iii.To the extent required to enforce any rights or defend any claims relating to or arising as a consequence of this Settlement Agreement, against third parties, provided that such disclosure is relevant to the enforcement of such rights or defence of such claims;
iv.To the extent required by any order of a court or arbitral tribunal of competent jurisdiction or by any proper order or demand made by any competent authority or body where the Party is under a legal or regulatory obligation to make such a disclosure; and
v.To the extent required to implement and enforce any of the terms of the Settlement Agreement.

2.ASSIGNMENT
Neither Party may novate, assign the benefit or delegate the burden of this Settlement Agreement without the other Party's consent, such consent cannot to be unreasonably withheld.

3.VARIATION
No variation of this Settlement Agreement shall be effective unless it is in writing and signed by or on behalf of the Parties.

4.SEVERABILITY
If any provision of this Settlement Agreement is found to be void or unenforceable, that provision shall be deemed to be deleted from this Settlement Agreement and the remaining

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provisions of this Settlement Agreement shall continue in full force and effect and the Parties shall use their respective reasonable endeavours to procure that any such provision is replaced by a provision

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which is valid and enforceable, and which gives effect to the spirit and intent of this Settlement Agreement.

1.ENTIRE AGREEMENT
a.This Settlement Agreement constitutes the entire understanding and agreement between the Parties and supersedes and extinguishes all previous agreements, promises, assurances, warranties, representations and understandings between them, whether written or oral, relating to its subject matter.
b.Each Party acknowledges and confirms that it has not entered into this Settlement Agreement in reliance wholly or partly on any statement, representation assurance or warranty made by or on behalf of the other Party, whether orally or in writing, at any time prior to the execution of this Settlement Agreement other than as expressly set out in this Settlement Agreement.

2.COUNTERPARTS
This Settlement Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement.

3.GOVERNING LAW AND JURISDICTION
a.This Settlement Agreement shall be governed by and construed in accordance with the laws of Denmark, excluding any conflict of law rules which may apply the laws of any other jurisdiction, and each party hereto agrees not to assert as a defence in any proceedings that it is not subject to the laws of Denmark.
b.Any dispute arising out of or in connection with this Settlement Agreement, including any disputes regarding the existence, validity or termination thereof, shall be settled by arbitration administrated by DIA in accordance with the rules of arbitration procedure adopted by DIA and in force at the time when such proceedings are commenced.
c.The arbitral tribunal shall be composed of three arbitrators. The place of arbitration shall be Copenhagen, Denmark, and the procedural language shall be English.

4.SUCCESSORS AND ASSIGNS
This Settlement Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

5.NO WAIVER
No failure by a Party to exercise, nor any delay by a Party in exercising, any right or remedy under this Settlement Agreement shall operate as a waiver of it, nor shall any single or partial defective exercise by the Parties of any right or remedy prevent any other or further exercise of that or any other right or remedy.

6.ENFORCEMENT
a.This Settlement Agreement can be subject to enforcement, including under Section 478 (1) (4) of the Danish Administration of Justice Act.

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We agree to the terms of this Settlement Agreement and I represent that I am duly authorised to sign it on behalf of Babcock & Wilcox Vølund A/S.

Signed this 10 day of October 2020.

[......................................................]
Martin Oehlenschlæger (Exec. Director / Direktør) for and on behalf of Babcock & Wilcox Vølund A/S

Signed this 10 day of October 2020.

[......................................................]
Kasper Bjarnø Sinning (Supervisory Board Member/ Bestyrelsesmedlem) for and on behalf of Babcock & Wilcox Vølund A/S

We agree to the terms of this Settlement Agreement and I represent that I am duly authorised to sign it on behalf of [    ]
Signed this 12 day of October 2020.

[......................................................]
[    ]